DIREXION SHARES ETF TRUST
Direxion Daily Financial Bear 3X Shares (FAZ)
Direxion Daily S&P 500® Bear 3X Shares (SPXS)
Direxion Daily NVDA Bear 1X Shares (NVDD)
Direxion Daily MSCI Emerging Markets Bear 3X Shares (EDZ)
Direxion Daily S&P Biotech Bear 3X Shares (LABD)
(the “FUNDS”)

Supplement dated August 29, 2025 to the
Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAI”)
dated February 28, 2025, as last supplemented

After the close of the markets on September 26, 2025 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily Financial Bear 3X Shares	1 for 10	90%
Direxion Daily S&P 500® Bear 3X Shares	1 for 10	90%
Direxion Daily NVDA Bear 1X Shares	1 for 10	90%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1 for 10	90%
Direxion Daily S&P Biotech Bear 3X Shares	1 for 10	90%
Effective after the close of markets on the Effective Date, each Fund’s CUSIP will change as noted in the table below:
Fund Name	Current CUSIP	New CUSIP
Direxion Daily Financial Bear 3X Shares	25460E240	25460E216
Direxion Daily S&P 500® Bear 3X Shares	25460E265	25460E190
Direxion Daily NVDA Bear 1X Shares	25461A700	25461A197
Direxion Daily MSCI Emerging Markets Bear 3X Shares	25460E547	25461H861
Direxion Daily S&P Biotech Bear 3X Shares	25460G716	25461H853
As a result of these reverse splits, every ten shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for a Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten-times higher for the Funds. Shares of the Funds will begin trading on their respective listing exchange (the “Exchange”) on a split-adjusted basis on September 29, 2025.
The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for the Funds:

1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$1	$1,000
Post-Split	100	$10	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Splits
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchange. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse splits, a Fund may have outstanding one aggregation of less than 50,000 or 25,000, as applicable, shares to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.